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                                                                   EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated June 20, 1997 appearing on page F-1 of Laser Vision Centers, Inc. and Subsidiaries Annual Report on Form 10-K for the year ended April 30, 1997.



/s/ Price Waterhouse LLP

Price Waterhouse LLP

St. Louis, Missouri
August 1, 1997